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                                     CONSENT OF INDEPENDENT PULBIC ACCOUNTANTS




              We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in Registration Statement (Form S-11) and related prospectus of East Coast Capital Company, LLC.



     New York, New York
     June 25, 1996

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